Blue Chip Investor Fund
	Schedule of Investments
	March 31, 2023 (Unaudited)
Shares			Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
7,000	FedEx Corporation		$ 1,599,430	4.22%

Asset Manager
41,000	Brookfield Asset Management Inc. Class A (Canada)		1,341,520	3.54%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *		863,254	2.28%

Diversified Bank
30,000	Wells Fargo & Co.		1,121,400	2.96%

Diversified Companies
32	Berkshire Hathaway Inc. Class A * (a)		14,899,200	39.29%

Fire, Marine & Casualty Insurance
1,750	Markel Corporation *		2,235,467	5.89%

Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)		2,173,500	5.73%

Internet Content & Information
22,000	Alphabet Inc. - Class C *		2,288,000	6.03%

Operators of Nonresidential Buildings
54,100	Brookfield Corporation - Class A (Canada)		1,763,119	4.65%

Retail - Auto Dealers & Gasoline Stations
29,000	CarMax, Inc. *		1,864,120	4.92%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *		302,192	0.80%

Services - Business Service, NEC
12,200	Bread Financial Holdings, Inc.		369,904	0.97%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland) *		2,069,264	5.46%

Services - Medical Laboratories
7,500	Quest Diagnostics Incorporated		1,061,100	2.80%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation		3,519,120	9.28%

Total for Common Stocks - (Cost $25,344,166)			37,470,590	98.82%

Money Market Funds
441,672	Fidelity Investments Money Market Funds Government
	Portfolio Class I 4.72% **		441,672	1.16%
	(Cost - $441,672)

	Total Investments		37,912,262	99.98%
	(Cost - $25,785,837)

	Other Assets in Excess of Liabilities		8,650	0.02%

	Net Assets		$ 37,920,912	100.00%

(a) The company's 2021 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at March 31, 2023.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at March 31, 2023, was $25,785,837. At March 31, 2023, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

	Unrealized Appreciation		$ 17,379,016
	Unrealized Depreciation		(5,252,591)
	Unrealized Appreciation		$ 12,126,425

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. If market prices or, in the opinion of Fund management including as informed by the Advisor’s opinion, market prices do not reflect fair value, or if events occur after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Advisor may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees (the “Trustees” or the “Board”). Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value as provided by the underlying fund and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2023:

Valuation of Inputs and Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 37,470,590	$ -	$ -	$ 37,470,590
Money Market Funds	441,672	-	-	441,672
Total Investments	$ 37,912,262	$ -	$ -	$ 37,912,262

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal quarter ended March 31, 2023.